EARNINGS PER SHARE	12 Months Ended
Dec. 30, 2012
Earnings Per Share [Abstract]
EARNINGS PER SHARE
EARNINGS PER SHARE
The number of shares outstanding for calculation of earnings per share (EPS) is as follows:

(Shares in thousands)	2012	2011	2010
Weighted-average shares outstanding - basic	5,838	5,810	5,783
Effect of potentially dilutive securities	—	—	5
Weighted-average shares outstanding - diluted	5,838	5,810	5,788

The effects of stock options and nonvested shares on diluted EPS are reflected through the application of the treasury stock method. Due to the net loss incurred in 2012 and 2011, no outstanding options or nonvested shares were included in the diluted EPS computation because they would automatically result in anti-dilution. Outstanding options to purchase 566,129 shares were not included in the computation of diluted EPS for 2010 because the exercise price of the options was greater than the average market price of the shares at the end of the period; therefore, the effect would be anti-dilutive.